Exhibit 10.26

AMENDMENT TO LEASE AGREEMENT

BY AND BETWEEN

PROLOGIS NORTH AMERICAN PROPERTIES FUND, L.P.

(Successor in interest to SCI Development Services Incorporated)

And

EYE CARE CENTERS OF AMERICA, INC.

This Amendment To Lease Agreement is made and effective this 1st of June, 2003, by and between ProLogis North American Properties Fund, L.P. (hereinafter, “Landlord”) and Eye Care Centers Of America, Inc., (hereinafter, “Tenant”).

WITNESSETH:

WHEREAS, Landlord and Tenant previously entered into that certain Lease Agreement dated the 13th of February 1997, as amended (such lease and all amendments thereto collectively hereinafter referred to as the “Lease”), providing for the leasing by Landlord to Tenant of that certain office/warehouse space containing 40,000 square feet located at Tri-County Distribution Center, Building #1, at 5925 Tri-County Parkway, Suite 150, Schertz, Texas 78154 (the “Original Premises”); and

NOW, THEREFORE, pursuant to the foregoing, and in consideration of mutual covenants and agreements contained herein, the Lease is modified and amended as set out below:

1.	With regard to Lease Term the following shall apply:

The Lease Term shall be extended 60 full calendar months, from July 1, 2004 through June 30, 2009.

2.	With regard to Base Rent for the extended term the following shall apply:

Term	Monthly Base Rent
July 1, 2004 – June 30, 2007	$17,200.00
July 1, 2007 – June 30, 2009	$18,800.00

3.	With regard to Tenant Improvements the following shall apply:

Landlord shall provide at no cost to Tenant an additional parking area immediately adjacent to Tenant’s existing parking area. All construction to be in accordance with ProLogis standard construction specifications. See attached Exhibit A for parking plan to be constructed.

IT IS HEREBY AGREED BY THE PARTIES HERETO, that with the exception of those terms and conditions specifically modified and amended herein, the herein referenced Lease shall remain in full force and effect in accordance with all its terms and conditions.

In witness whereof, the parties hereto have executed this Amendment To Lease Agreement as of the day and year as first above written.

LANDLORD:					TENANT:

PROLOGIS NORTH AMERICAN PROPERTIES FUND LIMITED PARTNERSHIP, a Texas limited partnership					Eye Care Centers of America, Inc.

By:	ProLogis NAPF I LLC, a Delaware limited liability company				By:	/s/ David E. McComas
	By:	ProLogis North American Properties Fund I LLC, its Sole Member			Its:	David E. McComas President & CEO

		By:	ProLogis Management Incorporated, its Manager		Date:	5/14/03

			By:	/s/ Mark Cashman
			Name:	Mark Cashman
			Title:	Senior Vice President

EXHIBIT A